SUPPLEMENT DATED JANUARY 30, 1998
                                       TO
                         PROSPECTUS DATED JANUARY 5, 1998





          Effective January 30, 1998, the recital on page 53 of the Prospectus with respect to charges for transmitting redemption proceeds by wire is amended. All wire redemptions will be charged for the fee required by the Trust's custodian bank, currently $10.00 per wire. This fee will be deducted from the shareholder's redemption proceeds.